USAA Growth and Tax Strategy Fund
Supplement Dated February 22, 2023
to the Summary Prospectus and Prospectus (the “Prospectus”)
each dated October 1, 2022, as Supplemented
This Supplement updates certain information contained in the above-dated Prospectus for the USAA Growth and Tax Strategy Fund.
To reflect a revision in the returns for the Lipper Composite Index in the table below, the Average Annual Total Returns Table found in the Prospectus is deleted in its entirety and hereby replaced with the following:

Average Annual Total Returns
For Periods Ended December 31, 2021

	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
Fund Shares
Return Before Taxes	14.80%	10.88%	9.72%
Return After Taxes on Distributions	14.65%	10.68%	9.53%
Return After Taxes on Distributions and Sale of Fund Shares	9.39%	8.92%	8.26%
Institutional Shares
Return Before Taxes	14.79%	19.27%*	N/A
Class A
Return Before Taxes	11.88%	17.18%*	N/A
Class C
Return Before Taxes	12.61%	18.06%*	N/A
Indexes
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	28.71%	18.47%	16.55%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	1.52%	4.17%	3.72%
Composite Index* (reflects no deduction for fees, expenses, or taxes)	15.11%	11.31%	10.12%
Lipper Composite Index** (reflects no deduction for taxes)	14.22%	10.49%	9.56%
* The Composite Index is comprised of 50% of the S&P 500 Index and 50% of the Bloomberg Municipal Bond Index.
**The Lipper Composite Index is comprised of 51% of the Lipper General & Insured Municipal Debt Funds Index and 49% of the Lipper Large-Cap Core Funds Index. The unmanaged Lipper General & Insured Municipal Debt Funds Index tracks the total return performance of the funds within this same category. The unmanaged Lipper Large-Cap Core Funds Index tracks the total return performance of the funds within this same category.
  If you wish to obtain more information, please call the USAA Mutual Funds at (800) 235-8396.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.
Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.